3A. INTELLECTUAL PROPERTY LICENSES	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
3A. INTELLECTUAL PROPERTY LICENSES

Effective March 15, 2010, the Company entered into a purchase agreement with Hamilton Atlantic, a Cayman Islands company (“Hamilton”), whereby Hamilton sold, and the Company acquired, all of Hamilton’s rights, title and interest to certain assets related to the development and commercialization of biotechnology drugs, primarily anti-CD55 antibodies (the “Anti-CD55 Antibody Program”), including certain patents, patent applications, materials, and know-how.  As consideration, the Company agreed to issue to Hamilton 209,600 shares of the Company’s common stock.   The Company valued the shares issued to Hamilton at $217,408, which was based upon the historical cost initially paid by Hamilton to acquire the intellectual property rights from an unrelated third party. The intellectual property rights are being amortized over a three year life.

On October 5, 2011, the Company decided to terminate its efforts to develop anti-CD55+ antibodies for the treatment of cancer. As a result, the Company terminated its exclusive license agreement, and returned all rights thereunder to certain patents and patent applications. As a consequence of this action, the Company recorded an impairment loss representing the remaining carrying value of its intangible assets of $160,036.